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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2007

                            THE MIDDLEBY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                    1-9973                    36-3352497
(State or Other Jurisdiction (Commission File Number)         (IRS Employer
     of Incorporation)                                      Identification No.)

  1400 Toastmaster Drive, Elgin, Illinois                        60120
  (Address of Principal Executive Offices)                     (Zip Code)

                                 (847) 741-3300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02         Results of Operations and Financial Condition.

         On May 3, 2007, The Middleby Corporation (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2007. A copy of that press release is furnished as Exhibit 99.1 and incorporated herein by reference.

         The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 8.01         Other Events.

         In the press release discussed in Item 2.02 above, the Company also announced that its Board of Directors has approved a 2-for-1 stock split on its common stock in the form of a stock dividend to be paid on June 15, 2007 to stockholders of record as of the close of business on June 1, 2007.
..

Item 9.01.        Financial Statements and Exhibits.

                  (c)   Exhibits.

Exhibit No.       Description
-----------       --------------------------------------------------------------

Exhibit 99.1      The Middleby Corporation press release dated May 3, 2007




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE MIDDLEBY CORPORATION


Dated: May 3, 2007                         By:  /s/ Timothy J. FitzGerald
                                                -------------------------------
                                                Timothy J. FitzGerald
                                                Vice President and
                                                Chief Financial Officer





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                                  Exhibit Index
                                  -------------

Exhibit No.       Description
-----------       --------------------------------------------------------------

Exhibit 99.1      The Middleby Corporation press release dated May 3, 2007